UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
___________________________
FORM 8-K
 ___________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
 November 2, 2011 (November 1, 2011)
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HUGHES Telematics, Inc.
(Exact Name of Registrant as Specified in Charter)
 ___________________________

Delaware	001-33860	26-0443717
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2002 Summit Boulevard Atlanta, Georgia	30319
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (404) 573-5800

Not Applicable
(Former name or former address, if changed since last report.)

 ___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
On November 1, 2011, HUGHES Telematics, Inc. (the "Company") issued a press release announcing that it signed an agreement with Volkswagen Group of America, Inc. (“Volkswagen”) to deliver Volkswagen connected vehicle services beginning in 2013. A copy of the press release is included as Exhibit 99.1 and incorporated by reference in response to this Item 7.01 and is deemed to be furnished and not filed pursuant to this Item 7.01 of Form 8-K.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
99.1	Press release announcing that the Company signed an agreement with Volkswagen.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 2, 2011	HUGHES TELEMATICS, INC.

	By:	/s/ CRAIG KAUFMANN
	Name:	Craig Kaufmann
	Title:	Senior Vice President Finance and Treasurer

Exhibits Index

Exhibit Number	Description
99.1	Press release announcing that the Company signed an agreement with Volkswagen.